                                                                      Exhibit 31

                      CONTROLS AND PROCEDURES CERTIFICATION

            I, Amine Selmani, certify that:

            1.   I have reviewed this report of BioSyntech, Inc.;

            2.   Based on my knowledge,  this report does not contain any untrue statement of a material  fact or omit to state a material  fact necessary  to  make  the  statements  made,  in  light  of  the circumstances  under  which  such  statements  were  made,  not misleading with respect to the period covered by this report;

            3.   Based on my  knowledge,  the  financial  statements,  and other financial  information included in this report,  fairly present in all material  respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

            4.   I are responsible for establishing  and maintaining  disclosure controls  and  procedures  (as  defined in  Exchange  Act Rules
                 13a-15(e) and 15d-15(e)) for the registrant and have:

                 (a)   Designed  such  disclosure  controls and  procedures,  or
                       caused such  disclosure  controls  and  procedures  to be
                       designed under our  supervision,  to ensure that material
                       information  relating to the  registrant,  including  its
                       consolidated subsidiaries,  is made known to us by others
                       within those entities,  particularly during the period in
                       which this report is being prepared;

                 (b)   Evaluated   the   effectiveness   of   the   registrant's
                       disclosure  controls and procedures and presented in this
                       report our  conclusions  about the  effectiveness  of the
                       disclosure controls and procedures,  as of the end of the
                       period  covered by this report based on such  evaluation;
                       and

                 (c)   Disclosed  in this report any change in the  registrant's
                       internal  control over financial  reporting that occurred
                       during the  registrant's  most recent fiscal quarter (the
                       registrant's  fourth  fiscal  quarter  in the  case of an
                       annual  report)  that  has  materially  affected,  or  is
                       reasonably likely to materially  affect, the registrant's
                       internal control over financial reporting; and

            5.   I have  disclosed,  based  on our  most  recent  evaluation  of internal control over financial reporting,  to the registrant's auditors and the audit committee of the  registrant's  board of directors (or persons performing the equivalent functions):

                 (a)   All significant  deficiencies and material  weaknesses in
                       the  design  or  operation   of  internal   control  over
                       financial   reporting  which  are  reasonably  likely  to
                       adversely  affect  the  registrant's  ability  to record,
                       process, summarize and report financial information; and

                 (b)   Any  fraud,  whether  or  not  material,   that  involves
                       management or other employees who have a significant role
                       in  the  registrant's  internal  control  over  financial
                       reporting.

Date: August 14, 2003

                                          /s/ Amine Selmani
                                          -----------------------
                                          Amine Selmani PhD
                                          Chief Executive Officer